UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2025
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Health Drive,			655 New York Avenue NW
Eden Prairie,	Minnesota	55344	Washington,	DC	20001
(Address of principal executive offices)		(Zip Code)	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 328-5979
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2025, Andrew Witty, Chief Executive Officer of UnitedHealth Group Incorporated (the “Company”), notified the Company of his decision to step down from his position, effective May 12, 2025 (the “Effective Date”). Mr. Witty will continue as a senior advisor to the new Chief Executive Officer of the Company.

On May 12, 2025, the Board of Directors of the Company (the “Board”) appointed Steve Hemsley as the Chief Executive Officer of the Company, beginning on the Effective Date. Mr. Hemsley will continue to serve as the Chair of the Board and will cease receiving compensation as a director as of the Effective Date.

On May 14, 2025, the Board and the Compensation and Human Resources Committee of the Board (the “Committee”), after considering market data, advice from the Committee’s independent compensation consultant, and other factors, approved the following compensation arrangements for Mr. Hemsley:

•An annual base salary of $1,000,000
•No annual cash incentive award
•One time $60,000,000 equity award in nonqualified stock options with cliff vesting after three years; no additional annual equity awards during the first three years of Mr. Hemsley’s employment
•Termination by mutual agreement or death or disability; by the Company with or without cause, or by Mr. Hemsley for good reason (for purpose of Mr. Hemsley’s equity awards, if termination without cause or for good reason occurs during the first year of his employment, he will receive a full-year of service credit); “cause” and “good reason” are defined in the Company’s 2025 proxy statement
•Severance benefits include two times annual base salary and two times bonus (if any) and continued vesting of options during a 24-month severance period, all conditioned upon Mr. Hemsley not competing during the 24-month severance period. Severance is triggered by termination without cause or by Mr. Hemsley for good reason
•Executive security benefits in accordance with the Company’s security guidelines and policy

Additional information regarding Mr. Hemsley, including his experience over the past five years, is incorporated by reference to the Company’s 2025 proxy statement.

Item 7.01.    Regulation FD Disclosure.

On May 13, 2025, the Company issued a press release regarding its earnings guidance and the management changes described in Item 5.02 of this Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated May 13, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2025

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Kuai H. Leong

Kuai H. Leong
Senior Deputy General Counsel and Deputy Corporate Secretary